Financial Instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
NOTE 29. FINANCIAL INSTRUMENTS
Designation and Valuation of Financial Instruments
The Company has designated its financial instruments as follows:

December 31, 2022	Carrying value	Estimated fair value

Financial Assets

Cash and cash equivalents	$253,776	$253,776

Derivative instruments in designated hedge accounting relationships	901	901

Loans and receivables:

Accounts receivable	456,578	456,578

Preferred shares receivable	27,954	28,702

Financial Liabilities

Derivative instruments in designated hedge accounting relationships	977	977

Other financial liabilities:

Accounts payable and accrued liabilities	627,149	627,149

Long-term debt – Revolving Credit Facility	459,202	459,202

Long-term debt – Term Loan	203,160	203,160

Long-term debt – Notes	846,500	869,288

Other long-term liabilities	21,757	21,757

December 31, 2021	Carrying value	Estimated fair value

Financial Assets

Cash and cash equivalents	$172,758	$172,758

Derivative instruments in designated hedge accounting relationships	294	294

Loans and receivables:

Accounts receivable	212,206	212,206

Preferred shares receivables	24,172	27,471

Financial Liabilities

Derivative instruments in designated hedge accounting relationships	180	180

Other financial liabilities:

Accounts payable and accrued liabilities	240,747	240,747

Long-term debt – Bank Facility	30,522	30,522

Long-term debt – Asset-Based Facility	37,411	37,411

Long-term debt – Notes	266,865	280,295

Other long-term liabilities	15,785	15,785
Fair Values of Financial Assets and Liabilities
The following table presents information about the Company’s financial assets and financial liabilities measured at fair value on a recurring basis as at December 31, 2022 and indicates the fair value hierarchy of the valuation techniques used to determine such fair value. During the year ended December 31, 2022, there were no transfers between Level 1 and Level 2 fair value measurements.

Fair values are determined using inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. Fair values determined using inputs including forward market rates and credit spreads that are readily observable and reliable, or for which unobservable inputs are determined not to be significant to the fair value, are categorized as Level 2. If there is no active market, fair value is established using valuation techniques, including discounted cash flow models. The inputs to these models are taken from observable market data where possible, including recent arm’s-length
market transactions, and comparisons to the current fair value of similar instruments. Where this is not feasible, inputs such as liquidity risk, credit risk, and volatility are used.

	Carrying value	Fair Value
		Level 1	Level 2	Level 3

Financial Assets

Derivative financial instruments	$901	$-	$901	$-

Preferred shares receivable	$27,954	$-	$28,702	$-

Financial Liabilities

Derivative financial instruments	$977	$-	$977	$-

Long-term debt – Notes	$846,500	$-	$869,288	$-
Cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, and other liabilities are reported at amounts approximating their fair values on the consolidated statement of financial position. The fair values approximate the carrying values for these instruments due to their short-term nature.
The fair value of derivative financial instruments is measured using the discounted value of the difference between the contract’s value at maturity based on the contracted foreign exchange rate and the contract’s value at maturity based on prevailing exchange rates. The financial institution’s credit risk is also taken into consideration in determining fair value.
Long-term debt associated with the Company’s Notes is recorded at amortized cost using the effective interest rate method. Transaction costs associated with the debt were deducted from the debt and are being recognized using the effective interest rate method over the life of the related debt. The fair value of these Notes, determined on a discounted cash flow basis using a weighted average discount rate of
9.0 percent, was $869.3 million at December 31, 2022.
Preferred Shares
The Company holds preferred shares that were initially recorded at fair value and subsequently measured at amortized cost and recognized as long-term receivables in Other assets. The carrying value and estimated fair value of the preferred shares at December 31, 2022 was $
28.0 million and $28.7 million, respectively (December 31, 2021 – $24.2 million and $27.5 million, respectively).
Derivative Financial Instruments and Hedge Accounting
Foreign exchange contracts are transacted with financial institutions to hedge foreign currency denominated obligations and cash receipts related to purchases of inventory and sales of products.
The following table summarizes the Company’s commitments to buy and sell foreign currencies as at December 31, 2022:

		Notional amount	Maturity

Canadian Dollar Denominated Contracts

Purchase contracts	USD	$29,182	January 2023 – November 2023

Sales contracts	USD	(26,180)	January 2023 – November 2023

Purchase contracts	EUR	3,568	January 2023 – March 2023

Sales contracts	EUR	(2,453)	March 2023

Management estimates that a loss of $0.1 million
would be realized if the contracts were terminated on December 31, 2022. Certain of these forward contracts are designated as cash flow hedges and accordingly, a gain of $0.4 million has been included in other comprehensive income for the year ended December 31, 2022 (December 31, 2021 – gain of $0.2 million). These gains are not expected to affect net earnings as the gains will be reclassified to net earnings and will offset losses recorded on the underlying hedged items, namely foreign currency denominated accounts payable and accounts receivable. The amount removed from other comprehensive income during the year and included in the carrying amount of the hedged items for the year ended December 31, 2022, was a loss of $0.4 million (December 31, 2021 – loss of $0.2 million).
All hedging relationships are formally documented, including the risk management objective and strategy. On an on-going
basis, an assessment is made as to whether the designated derivative financial instruments continue to be effective in offsetting changes in cash flows of the hedged transactions.
Risks Arising from Financial Instruments and Risk Management
In the normal course of business, the Company is exposed to financial risks that may potentially impact its operating results in any or all of its business segments. The Company employs risk management strategies with a view to mitigating these risks on a cost-effective basis. Derivative financial agreements are used to manage exposure to fluctuations in exchange rates and interest rates. The Company does not enter into derivative financial agreements for speculative purposes.
Foreign Currency Translation Exposure
In the normal course of operations, the Company is exposed to movements in the U.S. dollar, the Australian dollar, and the Brazilian real. In addition, Enerflex has significant international exposure through export from its Canadian operations, as well as a number of foreign subsidiaries, the most significant of which are located in the United States, Argentina, Brazil, Colombia, Mexico, Bahrain, Oman, the UAE, and Australia.
The types of foreign exchange risk and the Company’s related risk management strategies are as follows:
Transaction Exposure
The Canadian operations of the Company source the majority of its products and major components from the United States. Consequently, reported costs of inventory and the transaction prices charged to customers for equipment and parts are affected by the relative strength of the Canadian dollar. The Company also sells compression and processing packages in foreign currencies, primarily the U.S. dollar. Most of Enerflex’s international orders are manufactured in the United States if the contract is denominated in U.S. dollars. This minimizes the Company’s foreign currency exposure on these contracts.
The Company identifies and hedges all significant transactional currency risks. The Company has implemented a hedging policy, applicable primarily to the Canadian domiciled business units, with the objective of securing the margins earned on awarded contracts denominated in currencies other than Canadian dollars. In addition, the Company may hedge input costs that are paid in a currency other than the home currency of the subsidiary executing the contract.
Translation Exposure
The Company’s earnings from and net investment in foreign subsidiaries are exposed to fluctuations in exchange rates. The Company is also exposed to the translation risk of monetary items in their local currency to their functional currency. The currencies with the most significant impact are the U.S. dollar, Australian dollar, Brazilian real, and Argentine peso. Enerflex currently uses U.S. dollar denominated borrowings to hedge against a portion of the foreign exchange exposure that arises from U.S. foreign subsidiaries as a net investment hedge. As a result, exchange gains and losses on the translation of US$615.8 million in designated foreign currency borrowings are included in accumulated other comprehensive income for the year ended December 31, 2022.
With the ongoing devaluation of the Argentine peso, caused by high inflation, the Company is at risk for significant foreign exchange losses. The Company has implemented risk-mitigating strategies to minimize future exposure to this currency devaluation.

Assets and liabilities denominated in foreign currencies are translated into Canadian dollars using the exchange rates in effect at the reporting dates. Unrealized translation gains and losses are deferred and included in accumulated other comprehensive income. The cumulative currency translation adjustments are recognized in earnings when there has been a reduction in the net investment in the foreign operations.
Earnings from foreign operations are translated into Canadian dollars each period at average exchange rates for the period. As a result, fluctuations in the value of the Canadian dollar relative to these other currencies will impact reported net earnings. The following table shows the effect of a five percent weakening of the Canadian dollar against the U.S. dollar, Australian dollar, and Brazilian real on net earnings before tax for the year ended December 31, 2022, all else being equal. A five percent strengthening of the Canadian dollar would have an equal and opposite effect. This sensitivity analysis is provided as an indicative range in a volatile currency environment.

Canadian dollar weakens by five percent	USD	AUD	BRL

Earnings from foreign operations

Earnings before income taxes	$4,024	$ (113)	$216
Sensitivity Analysis
The following sensitivity analysis is intended to illustrate the sensitivity to changes in foreign exchange rates on the Company’s financial instruments and show the impact on net earnings and other comprehensive income. Financial instruments affected by currency risk include cash and cash equivalents, accounts receivable, accounts payable, and derivative financial instruments. The following table shows the Company’s sensitivity to a five percent weakening of the Canadian dollar against the U.S. dollar, Australian dollar, and Brazilian real. A five percent strengthening of the Canadian dollar would have an equal and opposite effect. This sensitivity analysis relates to the position as at December 31, 2022 and for the year then ended.

Canadian dollar weakens by five percent	USD	AUD	BRL

Financial instruments held in foreign operations

Other comprehensive income	$17,625	$634	$342

Financial instruments held in Canadian operations

Earnings before income taxes	$(23,450)	$-	$-
The movement in net earnings before tax in Canadian operations is a result of a change in the fair values of financial instruments. The majority of these financial instruments are hedged.
Interest Rate Risk
The Company’s liabilities include long-term debt that is subject to fluctuations in interest rates. The Company’s Notes outstanding at December 31, 2022 has a fixed interest rate and therefore the related interest expense will not be impacted by fluctuations in interest rates. Conversely, the Company’s Revolving Credit Facility and Term Loan are subject to changes in market interest rates.
For each one percent change in the rate of interest on the Revolving Credit Facility and Term Loan, the change in annual interest expense would be $4.6 million. All interest charges are recorded on the annual consolidated statements of earnings as finance costs.
Credit Risk
Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, accounts receivable, net investment in finance lease, and derivative financial instruments.
The Company has accounts receivable from clients engaged in various industries. These specific industries may be affected by economic factors that may impact accounts receivable. Credit quality of the customer is assessed based on an extensive credit rating scorecard and individual credit limits are defined in accordance with this assessment. Credit is extended based on an evaluation of the customer’s financial condition and, generally, advance payment is not required. Outstanding customer receivables are regularly monitored and an allowance for doubtful accounts is established based expected credit losses.

The Company evaluates the concentration of risk at December 31, 2022 with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets. At December 31, 2022 and 2021, the Company had no individual customers that accounted for more than 10 percent of its revenue or accounts receivable. The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets disclosed in this note. The Company does not hold collateral as security.
The credit risk associated with the net investment in finance leases arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into finance lease transactions only in select circumstances. Close contact is maintained with the customer over the duration of the lease to ensure visibility to issues as and if they arise.
The credit risk associated with derivative financial instruments arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into derivative transactions only with highly-rated financial institutions.
Liquidity Risk
Liquidity risk is the risk that the Company may encounter difficulties in meeting obligations associated with financial liabilities. In managing liquidity risk, the Company has access to a significant portion of its Revolving Credit Facility for future drawings to meet the Company’s future growth targets. As at December 31, 2022, the Company held cash and cash equivalents of $253.8 million and had drawn $662.4 million against the Revolving Credit Facility and Term Loan, leaving it with access to $313.8 million for future drawings. The Company continues to meet the covenant requirements of its funded debt, including the Revolving Credit Facility, Term Loan and Notes, with a senior secured net funded debt to EBITDA ratio of 1.1:1, compared to a maximum ratio of 2.5:1, and a net funded debt to EBITDA

(“bank-adjusted net debt to EBITDA”)
 ratio of 3.3:1, compared to a maximum ratio of 4.5:1. The Company also finished the year with an interest coverage ratio of 4.4:1 compared to a minimum ratio of 2.5:1. The interest coverage ratio is calculated by dividing the trailing 12-month EBITDA, as defined by the Company’s lenders, by interest expense over the same timeframe.
A liquidity analysis of the Company’s financial instruments has been completed on a maturity basis. The following table outlines the cash flows, including interest associated with the maturity of the Company’s financial liabilities, as at December 31, 2022:

	Less than 3 months	3 months to 1 year	Greater than 1 year	Total

Derivative financial instruments

Foreign currency forward contracts	$712	$265	$-	$977

Accounts payable and accrued liabilities	627,149	-	-	627,149

Long-term debt – Revolving Credit Facility	-	-	459,202	459,202

Long-term debt – Term Loan	-	27,088	176,072	203,160

Long-term debt – Notes	-	-	846,500	846,500

Other long-term liabilities	-	-	21,757	21,757
The Company expects that cash flows from operations in 2023, together with cash and cash equivalents on hand, the Revolving Credit Facility and the Term Loan, will be more than sufficient to fund its requirements for investments in working capital and capital assets.